EXHIBIT 21.1


                              Subsidiaries of GrafTech International Ltd. as of April 1, 2003
---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by GrafTech International
                                                                                Ltd.
---------------------------------------- -------------------------------------- --------------------------------------

GrafTech Finance Inc.                    Delaware                               100%
---------------------------------------- -------------------------------------- --------------------------------------
GrafTech Global Enterprises Inc.         Delaware                               100%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by GrafTech Global
                                                                                Enterprises Inc.
---------------------------------------- -------------------------------------- --------------------------------------

UCAR Carbon Company Inc.                 Delaware                               100%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR Carbon Company Inc.
---------------------------------------- -------------------------------------- --------------------------------------
Northanger Investments (Pty) Ltd.(a)     South Africa                           100%
---------------------------------------- -------------------------------------- --------------------------------------
Advanced Energy Technology Inc.          Delaware                               97.5%
(formerly Graftech Inc.)
---------------------------------------- -------------------------------------- --------------------------------------
UCAR International Trading Inc.          Delaware                               100%
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Limited                             United Kingdom                         100%
---------------------------------------- -------------------------------------- --------------------------------------
UCAR S.A.                                Switzerland                            100%(b)
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Holding GmbH                        Austria                                66.7%(c)
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Carbon (Malaysia) Sdn. Bhd.(a)      Malaysia                               100%
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Carbon Technology LLC               Delaware                               100%
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Composites Inc.                     California                             100%
---------------------------------------- -------------------------------------- --------------------------------------
Union Carbide Grafito, Inc.              New York                               100%
---------------------------------------- -------------------------------------- --------------------------------------
Graphite Electrode Network LLC           Delaware                               100%
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Inc.                                Canada                                 100%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by Northanger Investments
                                                                                (Pty) Ltd.(a)
---------------------------------------- -------------------------------------- --------------------------------------
AGM (Pty) Ltd.                           South Africa                           100%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR S.A.
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Electrodos Iberica, S.L.            Spain                                  99.9%(d)
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Carbon Mexicana, S.A. de C.V.       Mexico                                 98.96%(e)
---------------------------------------- -------------------------------------- --------------------------------------
UCAR S.p.A.                              Italy                                  100%
---------------------------------------- -------------------------------------- --------------------------------------


UCAR Carbon S.A.                         Brazil                                 97.89%
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Holding GmbH                        Austria                                33%(f)
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Holdings S.A.                       France                                 100%
---------------------------------------- -------------------------------------- --------------------------------------
UCAR South Africa (Pty.) Ltd.            South Africa                           100%
---------------------------------------- -------------------------------------- --------------------------------------

Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR Holding GmbH
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Grafit OAO                          Russia                                 99%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR Holdings S.A.
---------------------------------------- -------------------------------------- --------------------------------------
UCAR SNC                                 France                                 99%(g)
---------------------------------------- -------------------------------------- --------------------------------------
Carbone Savoie S.A.S.                    France                                 70%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR S.p.A.
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Specialties S.r.L.                  Italy                                  100%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR Carbon S.A.
---------------------------------------- -------------------------------------- --------------------------------------
UCAR Produtos de Carbono S.A.            Brazil                                 99.98%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by Carbone Savoie S.A.S.
---------------------------------------- -------------------------------------- --------------------------------------
Carbone Savoie Holdings Brasil S/A       Brazil                                 97.89%
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by Carbone Savoie Holdings
                                                                                Brasil S/A
---------------------------------------- -------------------------------------- --------------------------------------
Carbone Savoie Brasil S/A                Brazil                                 99.98%
---------------------------------------- -------------------------------------- --------------------------------------

(a) In process of dissolution.
(b) Directors Qualifying Shares are considered UCAR owned.
(c) 67% owned by UCAR Carbon Company Inc. UCAR S.A. owns the other shares of UCAR Holding GmbH.
(d) One share held by UCAR Carbon Company Inc.
(e) 16,775 shares are owned by unknown minority shareholders.
(f) 33% owned by UCAR S.A. UCAR Carbon Company owns the other shares of UCAR Holding GmbH.
(g) One share held by UCAR S.A.